Exhibit 99.1

Roadrunner Transportation Systems Announces Divestiture of Unitrans, Inc.
Downers Grove, IL (BUSINESS WIRE)—August 17, 2017 -- Roadrunner Transportation Systems, Inc. (“Roadrunner”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced that it has signed a definitive agreement to sell its wholly-owned Unitrans, Inc. subsidiary to Quick International Courier for a purchase price of $95 million in cash. Based in Los Angeles, Unitrans is a leading international cold chain logistics company with a core competency in serving highly demanding and fast-growing life sciences end markets. The transaction is expected to close in the current calendar quarter, subject to customary closing conditions. BMO Capital Markets served as the exclusive financial advisor to Roadrunner on this transaction.
“We have agreed to divest Unitrans, Inc., which is an excellent business but did not integrate within our portfolio. We expect to use the proceeds from this transaction to reduce outstanding debt, redeem certain of our outstanding preferred stock, lower our leverage, and reduce interest expense. We wish the Unitrans management team and team members well and know that they will have exciting new opportunities as they become part of Quick International Courier,” said Curt Stoelting, Roadrunner’s Chief Executive Officer.
About Roadrunner Transportation Systems, Inc.
Roadrunner is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner Freight, Roadrunner Express, Roadrunner Temperature Controlled, Roadrunner Truckload Plus, Roadrunner Intermodal Services and Ascent Global Logistics® brands. The Roadrunner brand offers solutions including less-than-truckload, air and ground domestic and cross-border expedite, dry van and temperature controlled truckload logistics and intermodal services. The Ascent Global Logistics brand offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding Roadrunner’s expectations on the closing of the sale of Unitrans and the use of proceeds from the sale of Unitrans. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements, to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, the risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

Exhibit 99.1

Contact
Roadrunner Transportation Systems, Inc.
Paula Harte
331-903-4256

Reputation Partners
Marilyn Vollrath
414-376-8834
ir@rrts.com

###